Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

1.  The Annual Report of Monro, Inc. ("Monro") on Form 10-K for the period ended March 25, 2023 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monro.

/s/ Michael T. Broderick	Dated: May 22, 2023
Michael T. Broderick
President and Chief Executive Officer

/s/ Brian J. D’Ambrosia	Dated: May 22, 2023
Brian J. D’Ambrosia
Executive Vice President – Finance,
Chief Financial Officer and Treasurer